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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                         Date of Report: March 18, 1998

                Date of Earliest Event Reported: March 17, 1998

                             JEFFERIES GROUP, INC.

          Delaware                   0-11669                   95-2848406
      (State or Other            (Commission File            (IRS Employer
      Jurisdiction of                 Number)                Identification
       Incorporation)                                            Number)
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                    11100 Santa Monica Boulevard, 11th Floor
                         Los Angeles, California 90025
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (310) 445-1199

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ITEM 5.      OTHER EVENTS

             On March 17, 1998, Jeffries Group, Inc. ("Group") and Investment
Technology Group, Inc. ("ITGI") jointly announced plans to separate Group's 100% owned subsidiary, Jeffries & Company, Inc., and Group's 82.3%-owned subsidiary,
ITGI, through a proposed spin-off and related transactions. Attached hereto and incorporated herein by reference as though a part hereof are (i) a joint press release announcing the proposed spin-off and related transactions (Exhibit 99.1) and (ii) information made available to stockholders concerning the transactions and separation, as included on the website of Group and ITGI (Exhibit 99.2).

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             Exhibit Index

EXHIBIT NO.  EXHIBIT DESCRIPTION

99.1 Joint press release of Group and ITGI concerning proposed spin-off and related transactions.

99.2         Unaudited financial information concerning Group and ITGI.


                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         JEFFRIES GROUP, INC.
                                             (Registrant)


          March 18, 1998                 By:   /s/     JERRY M. GLUCK
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                                                       Jerry M. Gluck
                                                         Secretary

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